UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2010
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Autobytel Inc.

(Exact name of registrant as specified in its charter)
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Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01   Completion of Acquisition or Disposition of Assets.

Purchase Agreement

On September 17, 2010, Autobytel Inc., a Delaware corporation (“Autobytel”), filed a Current Report on Form 8-K (“Original Form 8-K”) to report that on September 16, 2010 Autobytel completed its acquisition of substantially all of the assets of privately-held Autotropolis, Inc., a Florida corporation, and Cyber Ventures, Inc., a Florida corporation (collectively, the “Sellers”).  In the Original Form 8-K, we indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed by amendment to the Original Form 8-K no later than 71 calendar days after the date the Original Form 8-K was filed.  This Amendment No. 1 to the Original Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01                   Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following audited combined financial statements of Cyber Ventures, Inc. and Autotropolis, Inc. are attached hereto as Exhibit 99.1 and incorporated herein by reference:

Audited Combined Financial Statements of Cyber Ventures, Inc. and Autotropolis, Inc. as of and for the years ended December 31, 2009 and December 31, 2008.

The following unaudited condensed combined financial statements of Cyber Ventures, Inc. and Autotropolis, Inc. are attached hereto as Exhibit 99.2 and incorporated herein by reference:

Unaudited Condensed Combined Financial Statements of Cyber Ventures, Inc. and Autotropolis, Inc. for the six months ended June 30, 2010.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial statements of Autobytel Inc. are attached hereto as Exhibit 99.3 and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009 and the six months ended June 30, 2010 of Autobytel Inc.

(d) Exhibits

Exhibit	Description

23.1	Consent of Independent Auditors, Ernst & Young LLP

99.1	Audited Combined Financial Statements of Cyber Ventures, Inc. and Autotropolis, Inc. as of and for the years ended December 31, 2009 and December 31, 2008

99.2	Unaudited Condensed Combined Financial Statements of Cyber Ventures, Inc. and Autotropolis, Inc. for the six months ended June 30, 2010

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2010 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009 and the six months ended June 30, 2010 of Autobytel Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Autobytel, Inc.
Date: November 12, 2010

	By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and
Administrative Officer and Secretary